UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻
Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

Corvus Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧ No fee required.
◻ Fee paid previously with the preliminary materials.
◻ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

MMMMMMMMMMMM + MMMMMMM C 1234567890 The Sample Company 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/CRVS or scan the QR code — login details are located in the shaded bar below. Important Notice Regarding the Availability of Proxy Materials for the Corvus Pharmaceuticals, Inc. Stockholder Meeting to be Held on June 15, 2022. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2022 Annual Meeting of Stockholders of Corvus Pharmaceuticals, Inc. (the “Annual Meeting”) are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Proxy Statement and Annual Report on Form 10-K to shareholders are available at: www.envisionreports.com/CRVS Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/CRVS. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 3, 2022 to facilitate timely delivery. + 2 N O T C O Y 03MJAC MMMMMMMMM Stockholders Meeting Notice 1234 5678 9012 345

The 2022 Annual Meeting of Stockholders of Corvus Pharmaceuticals, Inc. will be held on June 15, 2022 at 1:00 p.m., Pacific Time, virtually via the internet at www.meetnow.global/MAPC7TQ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the Annual Meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR the election of director nominees in Proposal 1 and FOR Proposals 2 and 3 and for Proposal 4, that the future advisory votes by stockholders on the compensation of our named executive officers be requested every 1 Year. 1. 2. To Elect three Class III Directors with terms to expire at the 2025 annual meeting of stockholders; To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and To hold a non-binding advisory vote on the frequency of future advisory votes by stockholders on the compensation of the Company’s named executive officers. 3. 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.envisionreports.com/CRVS. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Corvus Pharmaceuticals, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 3, 2022. Stockholders Meeting Notice